SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): May 13, 2004

Commission File Number 0-50626

XCYTE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-1707622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1124 Columbia Street, Suite 130

Seattle, Washington 98104

(Address of principal executive offices and zip code)

(206) 262-6200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of Xcyte Therapies, Inc. dated May 13, 2004.

Item 12. Results of Operations and Financial Condition

On May 13, 2004, Xcyte Therapies, Inc. issued a press release announcing financial results for its first quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated into this Form 8-K by reference.

The information in this Form 8-K, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCYTE THERAPIES, INC.

By:	/s/ Kathi L. Cordova
Kathi L. Cordova Duly Authorized Officer of Registrant and Principal Financial Officer Senior Vice President of Finance and Treasurer

Date: May 13, 2004

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INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press Release of Xcyte Therapies, Inc. dated May 13, 2004.

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